Third Quarter 2019 Earnings Presentation October 22, 2019

Forward looking statements Certain statements contained in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements relating to the timing, benefits, costs, and synergies of the proposed merger (the “FNB merger”) with Farmers National Bank of Scottsville (“FNB”), and the future plans, results, strategies, and expectations of FB Financial Corporation (“FB Financial”). These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection,” and other variations of such words and phrases and similar expressions. The inclusion of these forward-looking statements should not be regarded as a representation by the FB Financial or any other person that such expectations, estimates, and projections will be achieved. Accordingly, FB Financial cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict and that are beyond FB Financial’s control. Although FB Financial believes that the expectations reflected in these forward-looking statements are reasonable as of the date of this presentation, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) the risk that the cost savings and any revenue synergies from the proposed FNB merger or another acquisition may not be realized or take longer than anticipated to be realized, (2) disruption from the proposed FNB merger with customer, supplier, or employee relationships, (3) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement with FNB, (4) the failure to obtain necessary regulatory approvals for the FNB merger, (5) the failure to obtain the approval of FNB’s shareholders for the FNB merger, (6) the possibility that the costs, fees, expenses, and charges related to the FNB merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (7) the failure of the conditions to the FNB merger to be satisfied, (8) the risks related to the integration of acquired businesses (including the proposed FNB merger, FB Financial’s recent acquisition of branches from Atlantic Capital Bank, and any future acquisitions), including the risk that the integration of the acquired operations with those of FB Financial will be materially delayed or will be more costly or difficult than expected, (9) the risks associated with FB Financial’s pursuit of future acquisitions, (10) the risk of expansion into new geographic or product markets, (11) reputational risk and the reaction of the parties’ customers to the FNB merger, (12) FB Financial’s ability to successful execute its various business strategies, including its ability to execute on potential acquisition opportunities, (13) the risk of potential litigation or regulatory action related to the FNB merger, and (14) general competitive, economic, political, and market conditions, as well as the other risk factors set forth in our December 31, 2018 Form 10-K, filed with the Securities and Exchange Commission on March 12, 2019, under the captions “Cautionary note regarding forward-looking statements” and “Risk factors”. 1

Use of non-GAAP financial measures This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures include, without limitation, adjusted net income, adjusted diluted earnings per share, adjusted pro forma net income, adjusted pro forma diluted earnings per share, core noninterest expense, core revenue, core noninterest income, core efficiency ratio (tax-equivalent basis), banking segment core efficiency ratio (tax-equivalent basis), mortgage segment core efficiency ratio (tax-efficiency basis), adjusted mortgage contribution, adjusted return on average assets and equity, pro forma return on average assets and equity, and pro form adjusted return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted or core measures. The corresponding Earnings Release also presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non- GAAP financial measures. The following tables provide a reconciliation of these measures to the most directly comparable GAAP financial measures. 2

3Q 2019 highlights

Key highlights

- Adjusted diluted EPS[1] of $0.77, resulting in:
  - Adjusted ROAA[1] of 1.61%
  - Adjusted ROATCE[1] of 17.7%
- Announced acquisition of FNB Financial Corporation in Scottsville, KY on September 17, 2019
- Loans (HFI) grew to $4.3 billion, a 22.8% increase from 3Q 2018
  - Year-over-year organic growth of 12.2%
  - 3Q 2019 annualized growth of 5.2%
- Customer deposits grew to $4.9 billion, a 21.9% increase from 3Q 2018
  - Year-over-year organic growth of 7.2%
  - 3Q 2019 annualized growth of 6.9%
- Continued customer-focused balance sheet growth resulting in a net interest margin of 4.28% for 3Q 2019
  - Contractual yield on loans of 5.50%, down 7 bps from 2Q 2019
  - Cost of total deposits of 1.11%, down 3 bps from 2Q 2019
- Total mortgage contribution, adjusted[1] of $5.4 million in 3Q 2019; completed the exit of wholesale mortgage channels in August

Financial results

	3Q19
Diluted earnings per share	$0.76
Adjusted diluted earnings per share[1]	*$0.77*
Net income ($million)	$24.0
Adjusted net income[1] ($million)	*$24.3*
Net interest margin	4.28%
Impact of accretion and nonaccrual interest (bps)	*16*
Return on average assets	1.59%
Adjusted return on average assets[1]	*1.61%*
Return on average equity	13.0%
Adjusted return on average equity[1]	*13.2%*
Return on average tangible common equity[1]	17.5%
Adjusted return on average tangible common equity[1]	*17.7%*
Efficiency ratio	65.3%
Core efficiency ratio[1]	*64.5%*

[1] Results are non-GAAP financial measures that adjust GAAP reported net income, total assets, equity and other metrics for certain intangibles, income and expense items as outlined in the non-GAAP reconciliation calculations, using a combined marginal income tax rate of 26.06% excluding one-time items. See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures.

FB FirstBank

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Delivering balanced profitability and growth Pro forma return on average assets, adjusted1 1.69% 1.59% 1.52% 1.46% 1.21% 2015 2016 2017 2018 YTD 2019 Drivers of profitability Loans / deposits Net interest margin Noninterest income ($mn) NPLs (HFI) / loans (HFI) (%) Loans excluding HFS Loans HFS $145 $142 101% 95% 94% 4.66% $131 81% 88% 15% 7% 6% 4.46% 4.42% $100 19% 11% $92 0.68% 4.10% 0.54% 3.97% 0.46% 0.47% 86% 88% 88% 0.32% 70% 69% 2015 2016 2017 2018 3Q19 2015 2016 2017 2018 YTD 2015 2016 2017 2018 YTD 2015 2016 2017 2018 3Q19 2019 2019 1 Our pro forma net income includes a pro forma provision for federal income taxes using a combined effective income tax rate of 35.08% and 36.75% for the years ended December 31, 2015 and 2016, respectively, and also includes the exclusion of a one-time tax charge from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. The years ended December 31, 2015, 2016, 2017 and 2018 are annual percentages. See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP measures. 4

Net interest margin remains strong Historical yield and costs 7.0% $6,000 6.0% $5,000 5.0% $4,000 4.0% $3,000 3.0% ($mm) $2,000 2.0% Yields and (%) Costs $1,000 1.0% assets earning Avg. interest -- $0 3Q18 4Q18 1Q19 2Q19 3Q19 NIM (%) 4.71% 4.50% 4.61% 4.39% 4.28% Impact of accretion and nonaccrual interest 25 17 17 17 16 (bps) Total deposit cost (%) 0.80% 1.03% 1.14% 1.14% 1.11% Average interest earning assets Yield on loans Loan (HFI) yield Cost of deposits NIM 3Q18 2Q19 3Q19 Contractual interest rate on loans HFI1 5.47% 5.57% 5.50% Origination and other loan fee income 0.40% 0.29% 0.30% 5.87% 5.86% 5.80% Nonaccrual interest 0.07% 0.01% 0.02% Accretion on purchased loans 0.25% 0.20% 0.19% 1 Includes tax-equivalent adjustment Syndication fee income 0.00% 0.00% 0.00% Total loan yield (HFI) 6.19% 6.07% 6.01% 5

Consistent loan growth and balanced portfolio Total loan growth1 ($million) and commercial real estate concentration % of Risk-Based Capital Commercial real estate (CRE) concentrations2 2Q19 3Q19 (preliminary) $4,290 $4,345 C&D loans subject to 100% risk- 92% 89% $3,787 based capital threshold $3,539 $3,668 Total CRE loans subject to 300% 267% 255% risk-based capital threshold3 3Q18 4Q18 1Q19 2Q19 3Q19 Loan portfolio breakdown1 Other Other 4Q12 5% 1-4 family 3Q19 6% 1-4 family 19% 17% 1-4 family HELOC 5% C&I 1-4 family C&I Multifamily 38% HELOC 37% 2% 13% C&D Multifamily 12% 3% C&D CRE 8% CRE 3 14% 21% Total HFI loans: $1,240 million Total HFI loans: $4,345 million 1 Exclude HFS loans, C&I includes owner-occupied CRE. 2 Risk-based capital at FirstBank as defined in Call Report. 3Q 2019 calculation is preliminary and subject to change. 3 Excludes owner-occupied CRE. 6

Stable core deposit franchise Total deposits ($million) Cost of deposits Noninterest bearing (%) Cost of total deposits (%) $4,922 30.0% $4,843 24.7% $25 $30 25.0% 23.3% 22.8% 22.4% 23.0% $4,303 $4,129 $4,172 $61 20.0% 1.14% 1.14% 1.11% $103 1.03% $112 15.0% $4,813 $4,897 0.80% $4,242 10.0% $4,017 $4,069 5.0% 0.0% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Customer deposits Brokered and internet time deposits Noninterest bearing deposits ($million)1 Deposit composition Time 24% Noninterest- bearing checking 25% $1,214 Savings $1,112 4% Interest-bearing $963 $949 $965 checking Money market 21% 26% 3Q18 4Q19 1Q19 2Q19 3Q19 46% Checking accounts 1 Includes mortgage servicing-related escrow deposits of $78.0 million, $53.5 million, $70.1 million, $70.4 million and $121.4 million for the quarters ended September 30, 2018 December 31, 2018, March 31, 2019, June 30, 2019 and September 30, 2019 respectively. 7

Mortgage operations overview

Highlights

- Total Mortgage adjusted pre-tax contribution[1] of $5.4 million for 3Q 2019; adjusted for $0.1 million of restructuring related expenses
- Mortgage banking income $29.2 million, up 9.5% from 3Q 2018 and up 19.0% from 2Q 2019
- Completed the exit of wholesale mortgage channels with disposition of correspondent channel on August 1, 2019
- Exit of wholesale origination channels allows additional focus on enhancing retail channels and improving operating efficiency moving forward
- Continue to add mortgage loan originators

Mortgage banking income ($mm)

	3Q18	2Q19	3Q19
Gain on Sale	$26.0	$21.0	$28.0
Fair value changes	($2.3)	$3.3	$2.3
Servicing Revenue	$5.6	$4.0	$4.0
Fair value MSR change	($2.7)	$(3.8)	$(5.1)
Total Income	$26.6	$24.5	$29.2

Quarterly mortgage production

- Consumer Direct
- Retail
- Third party originated (TPO)
- Correspondent



3Q18
2Q19
3Q19

	3Q18	2Q19	3Q19
IRLC volume:	$1,705mm	$1,820mm	$1,636mm
IRLC pipeline[2]:	$453mm	$609mm	$680mm
Refinance %:	31%	49%	69%
Purchase %:	69%	51%	31%

Total pre-tax contribution, adjusted[1] (%)

- Banking (excluding retail footprint)
- Total Mortgage (including retail footprint)



3Q18
5.2%
94.8%
3Q19
16.7%
83.3%

[1] See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures.

[2] As of the respective period-end.

FB FirstBank

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Managing operating leverage Managing operating efficiency Core efficiency ratio (tax-equivalent basis)1  Consolidated 3Q 2019 core efficiency 1 ratio of 64.5% Banking segment Consolidated  Integration of Atlantic Capital branch Mortgage segment acquisition completed and in line with expectations 97.8% 93.3%  Improved mortgage profitability as 85.0% restructuring continues, offset by reduced servicing income and higher 67.5% 65.7% 64.9% 65.9% 64.5% net MSR fair value changes 58.5% 59.6% 56.6% 57.0% 54.7%  Core bank operating expense growth in mid-single digits  Continued investment in revenue producers, technology and operational NA NA capabilities to improve on scalable 3Q18 4Q18 1Q19 2Q19 3Q19 platform 1 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures. 9

Asset quality remains stable Nonperforming ratios Classified & PCI loans ($million) NPLs (HFI) / loans (HFI) NPAs / assets1 Classified Purchased credit impaired 0.62% 0.61% 0.57% 0.59% $74 $79 0.51% $66 $69 $69 $67 0.46% 0.47% $60 $61 $63 $63 0.41% 0.43% 0.30% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 LLR / loans Net charge-offs / average loans 0.78% 0.79% 0.79% 0.72% 0.06% 0.06% 0.06% 0.70% 0.05% 0.05% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 1 Includes acquired excess land and facilities held for sale – see page 14 of the Quarterly Financial Supplement. 10

Strong capital position for future growth Capital position Tangible book value per share 3Q18 2Q19 3Q191 $18.03 $17.18 Shareholder’s equity / 12.8% 12.1% 12.2% Assets $11.56 $11.58 TCE / TA2 10.2% 9.2% 9.4% 3Q16 4Q16 2Q19 3Q19 Common equity tier 1 / 11.5% 10.4% 10.8% Simple capital structure Risk-weighted assets Trust Tier 2 ALLL Preferred 5% Tier 1 capital / Risk- 5% 12.2% 11.0% 11.3% weighted assets Total capital / Risk- Common 12.8% 11.6% 12.0% Equity Tier weighted assets 1 Capital 90% Tier 1 capital / Average 11.3% 10.0% 10.1% assets Total regulatory capital1: $614.7 million 1 Total regulatory capital, FB Financial Corporation. 3Q 2019 calculation is preliminary and subject to change. 2 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures. 11

Appendix 12

GAAP reconciliation and use of non-GAAP financial measures Net income and diluted earnings per share, adjusted 13

GAAP reconciliation and use of non-GAAP financial measures Pro forma net income and diluted earnings per share, adjusted* 14

GAAP reconciliation and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis) 15

GAAP reconciliation and use of non-GAAP financial measures Segment core efficiency ratios (tax-equivalent basis) 16

GAAP reconciliation and use of non-GAAP financial measures Mortgage contribution, adjusted 17

GAAP reconciliation and use of non-GAAP financial measures Tangible assets and equity Return on average tangible common equity 18

GAAP reconciliation and use of non-GAAP financial measures Return on average tangible common equity, adjusted Return on average assets and equity, adjusted 19

GAAP reconciliation and use of non-GAAP financial measures Pro forma return on average assets and equity, adjusted 20